
STORE
BUY

EOSTRE

线上 / 线下产品

Online / Offline Products

EOSTRE

Forward-Looking Statement

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

EOSTRE简介
Introduction

公司命名为Eostre所代表的含义“复活”，是来自于Eostre女神故事的缘由，传说她能将一切负能量（忧伤与危险）转化为正能量；如繁荣希望、大地重生的景象。皆因Eostre女神的特征非常符合公司宗旨，企业理念使之成为惠普公司的核心价值观。寄予了我们将凭借满腔热情以先端科技而产生出一系列智能健康产品，来报答大家对我们的信赖决心。

Eostre的产品也有包括T-RT共振频率编码的高触感个性化能源产品。我们的产品主要分为线上与线下。

Eostre, the Goddess of Spring and Dawn, is the ruler of gestation in Greek mythology, a symbol of beauty and luxuriance. Bringing twilight to the world, flowers bloom and grass grows wherever she goes, representing rebirth. The joy of birth she brings drives darkness and danger away, returning prosperity to the world. It is said that she can turn all negative energy (sadness and danger) into positive energy such as prosperity hope and earth regeneration. Due to the characteristics of the Eostre goddess are in line with the company's purpose, the corporate philosophy makes it as the company's core value. We put the effort on creating and producing a series of smart healthcare products with enthusiasm to repay the determination of trust from you all.

Eostre has a series of high-touch personalized energy products encoded with T-RT resonance frequency. Our products are mainly divided into ONLINE and OFFLINE.



EOSTRE简介
Introduction

E Efficiency

O Outstanding

S Self-healing

T Treatment

R Resonance

E Energy

EOSTRE具有共振能量并提供高效和高能的自我修复疗程



EOSTRE

世界级科学委员会

World-Class Science Committee

科研顾问委员会(SAB)成员
Member of the Scientific Advisory Board

康斯坦丁 · 科罗特哥夫教授
Prof. Konstantin Korotkov

- 俄罗斯国家信息技术、
  机械学与光学研究型大学St. Petersburg教授
- 超过100项科学研究
- 15项专利
- GDV基里安摄影的发明者

- Professor St. Petersburg, National Research University Of Informational Technologies, Mechanics and Optics, Russia
- More than 100 scientific studies
- 15 patents
- Inventor of GDV-Kirlian Photography



科研顾问委员会(SAB)成员
Member of the Scientific Advisory Board

贝弗利 · 鲁比克教授
Dr. Beverly Rubik

- 美国加州大学伯克利分校生物物理学博士学位。
- 前沿科学研究所主席/创办人
- 享誉国际的生物场研究者
- 超90篇科学论文

- Ph.D., Biophysics, University of – California, Berkeley, USA
- President/Founder, Institute for Frontier Science
- Internationally renowned for her research on the bio-field
- Over 90 scientific papers



Office DEPOT
YOGA

科研顾问委员会(SAB)成员

Member of the Scientific Advisory Board

Eric Thompson

- 精微能量科学的创办人
- 精微能量研究者、能量医学的联合
  创办 人与首席技术官

- Founder of Subtle Energy Sciences
- Subtle energy researcher, Co-Founder and
- Chief Technology Officer of Energy Medicine



Quantum Resonance Technology (T-RT)



什么是 T-RT?
称为共振技术

数字能源医学原由于这世界上存在的微妙能量，那什么是微妙的能量？

简单来说，微妙的能量是各种能量现象。 科学告诉我们，我们人类被誉为生活在各种微妙能量的空间之中，这些微妙能量也包括数字能源医学其影响力深深地影响着我们的日常生活，但通常我们是没有意识，而且肉眼看不见的。尽管这些影响是看不见的。(这个数字能源医学可以在这个空间里让我们身体里的细胞等等更加活跃及有生命力，从而让我们的健康达到标准水平。)

Digital energy medicine is originally comes from the TRT Quantum Resonance Technology that exists in this world, so what is TRT Quantum Resonance Technology?

In simple terms, TRT Quantum Resonance Technology is a variety of energy phenomena. Science tells us that we live in a virtual sea of invisible fields of influence that impact our daily lives in profound ways, and we typically have little or no conscious awareness of them. (This digital energy medicine can make the cells in our body more active and viable in this space, so that our health can reach the standard level.)



什么是TRT？
What is TRT?

- T-RT包括产生振动的产品，这些震动能中和或保护环境或身体上电磁辐射（EMF）的生命力场域。
- T-RT是一种独特的新型生命力技术，它使用数码图像，音频和视频通过您的电子设备增强生命的振动和信息。
- TRT is the brand behind the use of resonance technology in its Online (digital Energy wellness apps) and Offline (Physical Energy Products) device and products. It looks at the frequency/energy health paradigm.
- TRT is a unique and exciting new form of life force technology that uses digital images, audio and video to broadcast life-enhancing vibration and information through your electronic devices.
- T-RT产品利用数码程序中 TRT Quantum Resonance Technology 的功能，为健康和保健提供快速，简便和创新的解决方案。这些具有一系列自然频率的 TRT Quantum Resonance Technology 会与人体的自然能量频率产生共振。产生的共振效应类似于我们在大自然中，与他人的积极互动以及参与自我平衡的恢复性活动时所拥有的健康，充满活力的体验。
- 我们着眼于共振和相干技术，通过我们的线上和线下产品在人类的频率响应范围内使用自然频率。
- TRT products harness the power of TRT Quantum Resonance Technology in digital apps to deliver quick, easy and innovative solutions for health and wellness. These scalar/ TRT Quantum Resonance Technology with an array of natural frequencies resonates with the body' s natural energy frequencies.
- We look at Resonance and Coherence Technology to use a symphony of natural frequencies within the human range of frequency response with our Online and Offline products



TRT有哪些好处？
Advantages of TRT

- T-RT是一种针对EMF辐射（由主电源供电的无线产品或物件释出的排放物）的解决方案，它在我们摩登的科技世界中，
- 以一种经常出现的不连贯与混乱形式而呈现。· 它为我们生活中各种不相干的信号提供了长期的解决方案，

- TRT is a solution for EMF radiation (emissions from wireless products or items powered by mains power), an ever – present form of incoherence and chaos within our modern technological world.
- It provides a long term solution to a wide range of incoherent signals within our environment, only one of which is electromagnetic radiation.

- 它使用音频来广播（透过能量传输）帮助增强生命资讯， 并透过电子设备被人体所放大。

我们的身体如何放大生命力波？

- 水是放大波的优质媒介。 我们的身体有 75%- 95%由水组成。

- It uses audio to broadcast (via energetic transmission) life-enhancing information and amplified by your body via your electronic devices.

How does our body amplify the energy wave?

- Water is an excellent medium for amplifying waves. Our bodies are made of 75%-90% water.

TRT的主要好处

Benefits of TRT



提高睡眠质量
Improve sleep quality

改变EMF辐射和有害电磁波
Change EMF radiation and harmful electromagnetic waves

人体生物场的平衡与协调
Human biosphere balance and coordination

加强免疫力及增加精力
Strengthen immunity and increase energy

减轻疲劳与时差的症状
Reduce the symptoms of fatigue and jet lag

提高清晰能力、创造力和生产力
Improve clarity, creativity and productivity

量子理论证明，在任何指定时间或同时间里一个物体可以是能量波或粒子。 作为能量波，它将具有与其原点相关的特定频率。 T-RT是用于各种高能现象的术语，未被正式认可为物理学的四种已知力之一。 在科学中，这些现象包括以下：

Quantum theory proved that an object can be a wave or a particle at any given time and at the same time. As a wave, it will have a specific frequency associated with its origin. TRT is the term used for various energetic phenomena not formally recognized as one of the four known forces of physics. In Science, these phenomena include:

地球磁场

事实证明，地磁场的活动会影响人类的许多环境现象，情绪和心理状态。

THE EARTH'S MAGNETIC FIELD

The activity of the geomagnetic field has been shown to influence numerous environmental phenomena, emotional and psychological states in human beings.

电磁学

电磁作用引起人体细胞中带正电的质子吸引带负电的电子。

ELECTROMAGNETISM

Electromagnetism initiates the attraction of positively charged protons to negatively charged electrons in human cells.

核力量

这是强大的核力，比电磁力更强大，

因此将带正电的质子保持在原子核内。

NUCLEAR FORCE

This is the strong nuclear force, which is more powerful than electromagnetism and therefore holds positively charged protons together within the atomic nucleus.

生物光子场

据信植物和动物中的生物光子场是整个植物，动物或人类整个体内的DNA分子之间进行通讯的主要手段。

BIOPHOTON FIELD

The biophotonic field in plants and animals is believed to be the chief means of communication between DNA molecules across the entire body of a plant, animal or human.

什么是生物场？
What is Biofield？

- 生物场负责组织和规范所有人体器官系统。例如，消化系统，免疫系统，呼吸系统。
- 可以存储信息并将其传输到身体。
- 同时，它也是属于动态的。 它将不断改变自身以适应环境的变化。

- Biofield is responsible to organize and regulate all human organ system. For example, digestive system, immune system, respiratory system.
- Can store and transfer information to the physical body.
- At the same time, it is dynamic as well. It will constantly change itself to the responsive of the environment.



什么是生物光子？
What is Biophoton？

- 在细胞内部，我们拥有DNA，DNA可以自然地发光。 这种光的名称称为生物光子。 它基本上是指从生物体发出的光。
- 细胞发出的光一直延伸到我们的生物场，可以显示其中的光的状态。
- 事实证明，这种灯可以根据灯的平衡状态确定人体的健康状况。

- Inside the cell we have DNA, the DNA naturally can emit a light. The name of this light is called Biophoton. It basically means a light that is emitted from living organism.
- The light that shines from the cell expends all the way out to our Biofield, which can show the status of the light in it.
- It was proven that this light can determine a human's health condition according to the balancing status of the light.



影响着我们身体疾病的4个阶段
4 stages affecting our body's sickness

第一阶段 – 生物光子失衡或被干扰
- 细胞内部的光线变得混乱。

第二阶段 – 地球异常的电磁场又称作风水
- 它在这世界上自然的存在着。

第三阶段 – 生化事件
- 第一阶段和第二阶段的身体在没有了保护的情况下导致出现生化变化。

第四阶段 – 发生症状的身体表现
- 例如心脏病发作，晕厥等...

First stage – Biophoton imbalance or disturbance
- The light inside your cell becomes disturbed.

Second stage – The earth' s abnormal electromagnetic A.K.A. Feng Shui
- It was naturally existing in the world

Third stage – Biochemical occurrences
- Both first and second stage start to cause biochemical changes in physical body, without protection.

Forth stage – Physical manifestation of symptoms happened
- For example, heart attack, fainted etc...

Eostre，我们拥有先进的技术（BIO_WELL）和解决方案（线上和线下产品）来为所有人提供帮助。
Eostre, we have the technologies (BIO_WELL) and solutions (ONLINE & OFFLINE PRODUCTS) to help everyone.

引起生物场问题的因素
Factors causing the problems to the Biofield

环境压力

今天，我们处于信息时代。 这些都称为现代技术设备，也意味着它们正在发射电磁辐射（EMF）。EMF是最危险的，因为它是一种我们看不见的波，没有药物可以治愈。 EMF可以穿透我们的身体并影响我们的细胞交际。

Environmental Stress

Today we are in the age of information. All of these are called modern technology devices, which means they are emitting Electromagnetic Radiation (EMF). EMF is the most dangerous threat because it is a form of wave which we can't see and no medicine to cure. EMF can penetrate through our physical body and affecting our cell communication.




Foresee reality
– Danger that
you can predict
可以预测的危险
Unforeseen reality
– EMF, manmade
frequency, harmful
frequency.
不可预测的危险
– EMF，人造频率，有
害频率。

引起生物场问题的因素
Factors causing the problems to the Biofield


Keebler
FRUIT
Gushers
SMUCKER'S
Honey
Lunchables
NEVER BE BORED AGAIN
1,000,000
TURKEY & CHEDDAR
Lunchables

生活方式

您每摄取的食物和饮料会影响您的健康。

快餐是不健康食品的一个例子。 它没有水份，加工食品，因此没有生命力。 当食物中没有水份时，吃进去后血液中就不会有氧气进入，细胞处于酸性状态，只有癌细胞才能存活。这就是为什么今天的癌症与流感和咽喉炎一样普遍。

Lifestyle

The foods and beverages that you are taking every day are affecting your health.

An example of unhealthy food is fast foods. It has no water inside, highly process and thus no life force. When there is no water in the food, there is no oxygen going into your blood, the cells are in acidic condition, only cancer cell can live. That is why today cancer is as common as flu and sore throat.

EOSTRE 线 上 线 下 Online/Offline

线上独家
软件

ONLINE
EXCLUSIVE
APP

E BOOSTER

E Booster APP 线上产品
Online Products


THE
MYSTIC

免费

10 x Yippi TRT 功能

+TRT Quantum Resonance
超过40个需付费功能 一次性付费一生受益

FREE

10 x Yippi TRT Functions

+TRT Quantum Resonance
More than 40 chargeable functions
One-time payment
Life-time benefit

都能在 E-booster 软件下载

Can be downloaded at E-booster APP

E BOOSTER

E Booster APP

E-BOOSTER APP软件去哪里下载呢？
Where to download E-BOOSTER APP?

ANDROID APP ON Google play　安卓商场

Download on the App Store　苹果商店

下载链接
Link Download


E BOOSTER



E BOOSTER

最新界面设计

Latest Interface Design

E Booster APP最新界面设计
Latest Interface Design



E Booster
Meditate with soothing music
GET STARTED
Log in to E Booster
Good Evening,
Relaxation
HELLO EOSTRE
Home
GET STARTED

E Booster APP最新界面设计
Latest Interface Design



Quantum Nutrition
How it works
Mind Enhancement is useful for you to reduce mental fatigue, brighten your mind in order to focus easily
Increase Nutrition Uptake
Increase Nutrition Uptake
Increase Nutrition Uptake
Increase Nutrition Uptake
Energize your pineal gland for be and enhanced dreams
Pineal Sleep Support looks like a simple attractive picture featuring beautiful digital art, but it's really a powerful vibrational technology encoded energetic pulses designed pineal gland for better enhanced dreams.

10个免费TRT功能
10 Free TRT Functions


Mind Enhancement

强化大脑

消除精神疲劳
以提升专注力

Mind Enhancement

Cellular Anti-Aging


CELLULAR
ANTI-AGING

抗衰老

帮助改善细胞活性以
减少年龄衰老症状


Maca Root

量子营养

改善循环的
一大突破

Maca Root

T-Shield


T-SHIELD

T-屏蔽

在无线电的
世界中尽显活力


Sleep Support

优化睡眠

与身体的自然睡眠
觉醒周期同步

Sleep Support

10个免费TRT功能
10 Free TRT Functions


Relaxation

身心放松

|

从高压日中放松
身心、保持平静

Relaxation

Weight Loss


WEIGHT
LOSS

减肥

|

促进新陈代谢和
燃烧脂肪



量子健康

|

迷走神经—作为
神经系统的心脏

Quantum Healthcare

Headache Support


HEADACHE
SUPPORT

缓解头痛

|

快速、安全地缓解头痛，
且无有害副作用


IMMUNITY

Boost Immunity

增强免疫力

|

激活•增强•保护

40需付费数码能量产品

40 Chargeable **TRT Quantum Resonance Technology Products**

TRT Quantum Resonance Technology PRODUCT PRICE LIST

Brain Enhancement Products



Peak Performance Products



Quantum Healthcare Products



Quantum Nutrition Products



Relaxation Products



Spiritual Development Products



*Lifetime

PURCHASE All 40 ENERGY MEDICATION Product list WITH USD2620

40需付费数码能量产品

40 Chargeable **TRT Quantum Resonance Technology Products**

心灵成长产品

Spiritual Development Products


Earth Pulse
Aura Clearing 27
Pineal Awakenin 77
Digital Cannabis 27
Earth Pulse 97
Golden Proportion
Pure White Light
The Mystic 77
Golden Proportion 77
Heartwave 2.0 197
Human Assemblage Point 27
77
97
197
77

***Lifetime**

40需付费数码能量产品

40 Chargeable **TRT Quantum Resonance Technology Products**

巅峰绩效产品
Peak Performance Products


Adrenal Boost **27**


Rejuvenation On Demand
Audio Rejuvenation **97**


CATALYST
Catalyst **77**


Strong Coffee **27**


Elite Shungite **27**


Human Assemblage Point **27**


Increase Qi **77**


Marine Phytoplankton
Marine Phytoplankton **97**


Monatomic Gold
[illegible] **97**


[illegible] **147**


[illegible] **97**


[illegible] **97**


***Lifetime**

[illegible] **297**

40需付费数码能量产品

40 Chargeable **TRT Quantum Resonance Technology Products**

量子营养产品

Quantum Nutrition Products


Ashwagandha 27


Bee Pollen 27


Cayenne Pepper 27


Curcuminoids 27


Digital C60 147


Marine Phytoplankton
Marine Phytoplankton 97


Digital Cannabis 27


Garlic 27


Ginger 27


Ginko Biloba 27


Digital CBD 97


Monatomic Gold
Monatomic Gold 97


[illegible] 29


[illegible] 27


[illegible] 27


Rejuvenation On Demand
[illegible] 97


[illegible] 97


Virtual Oxygen Therapy
Virtual Oxygen Therapy 97


[illegible] 297

*Lifetime

40需付费数码能量产品

40 Chargeable **TRT Quantum Resonance Technology Products**

强化大脑产品

Brain Enhancement Products


Digital C60 **147**


Digital CBD **97**


Digital Nootrop **97**


Headache Relief **27**


Neuro Energetics **297**


Pineal Awakenin **77**


Pineal Sleep Support **27**


Virtual Oxygen Therapy
Virtual Oxygen Therapy **97**

*Lifetime

40需付费数码能量产品

40 Chargeable **TRT Quantum Resonance Technology Products**

量子健康保健产品
Quantum Healthcare Products



Biophotons 27



Digital Detox 27



Metatron's Cube 27



Nano Silver 47



Silent Solfeggio 197



Vagus Nerve Balance 27

*Lifetime

40需付费数码能量产品

40 Chargeable **TRT Quantum Resonance Technology Products**

身心放松产品

Relaxation Products


Aura Clearing 27


Earth Pulse
Earth Pulse 97


Heartwave 2.0 197


Pure White Light
Pure White Light 77


Digital Cannabis 27


Digital CBD 97


Headache Relief 27


Pineal Sleep Support 27


Virtual Oxygen Therapy
Virtual Oxygen Therapy 97

*Lifetime

数码能量产品的好处

Benefits of TRT Quantum Resonance Technology Products

**现今的食物是经过高度加工的。 因此，即使您的身体每天在食物中摄取到这些营养，这些营养的效力也会因食物的加工而消失。
因此，身体只吸收到一些或完全没有营养成分。
所以，借助这些应用程序的大力传播，让我们的身体得到直接补充这些营养的好处 。 同时也让食物恢复其最原始的味道。**

**Today's food is highly processed. So even if you have these nutrition daily in our foods, the potency of those nutrition are dead because of the way the food is prepared. So very little or no nutritional content is absorbed.
As a result, with the help of these apps broadcasting the precise benefits of these nutrition energetically, our energy bodies are able to get direct supplementation. At the same time let the foods back to its original taste.**


STRONG
COFFEE

提高能量水平；降低患糖尿病的风险；预防痛风；减少抑郁

Boost energy level; lower risk of diabetes; Prevent gout; reduce depression


CAYENNE PEPPER

促进新陈代谢；降低血压; 助消化；止痛

Stimulate metabolism; Lower blood pressure; Aid with digestion; Pain relief;


GARLIC

增强免疫系统；降低血压；降低胆固醇；支持抗衰老；排毒

Supports immune system; Reduce blood pressure; Lower cholesterol; Support anti-aging; Detoxify


GINGER

帮助消化；预防溃疡；预防感冒；降低血糖；帮助哮喘

Support digestion; Prevent ulcers; Prevent colds; Lower blood sugar; Help with asthma

共振技术见证
TRT QUANTUM RESONANCE TECHNOLOGY TESTIMONY

从隐藏的DE曼荼罗或曼荼罗的文件中，我确实非常清楚地感受到能量！

你好迈克尔！
我对我选择的3个能源曼荼罗感到非常满意，是的，您对软件的预期运行在我的计算机上是如此正确。从包含隐藏的DE曼荼罗或曼荼罗的文件中，我确实非常清楚地感受到能量！令我惊讶的是，我一开始并没有感觉到能量。幸运的是，我通常会感觉到微妙的能量，尽管我很难确定像Stash在您提供给我们的链接的You-tube视频上一样难以描述它们。我记得几周前曾经观看过有关DE软件放大器的视频，但是忘记了隐藏的曼荼罗！谢谢你的提醒。再次，我非常感谢您一如既往的迅速响应以及礼貌，友好和专业的服务。真的。

- 布鲁斯·比兹（Bruce Bitz）

我购买了Audio Ormus，它的强大之处令我震惊。

你好，
我想知道Shakipat音频是否准备好了？iAwake向我介绍了这些能量形式，然后我购买了Audio Ormus，它的结实程度和听觉感觉让我的袜子震惊。因此，我正在等待下一个版本。请告诉我，谢谢。

- 贝内特·克里斯蒂安

昨天开了一个曼荼罗，半个小时后，我已经感觉到了镇定的能量，感觉非常好。

嗨，埃里克，
我已经下载了"安静的心灵冥想"曼荼罗，并将其翻了三番。
昨天开了一个曼荼罗，半个小时后，我已经感觉到了镇定的能量，感觉非常好。我必须非常小心精力，因为我患有中枢神经系统疾病（纤维肌痛）。感谢您免费下载此曼荼罗，稍后，我将尝试从桌面上放大其他三个。请不要每天都检查一下，以后我会告诉你我的情况。

- 塔亚·威尔斯的《爱与光》

只想让您知道，在使用Catalyst的最初12个小时内，我能够解决超过2年的业务拖延！

嗨，埃里克！
只是想让您知道，在使用Catalyst的最初12个小时内，我能够应对超过2年的业务拖延！就是说，这个工具是每个企业家/高成就者的梦想。一整天的专注，精力和决心的价值远远超过我为此付出的代价。谢谢！

- 杰森·肖佛（Jayson Shawver）

我喜欢它（安静的心灵），对我感到难以置信的能量感到惊讶。非常感谢。

- 特雷西·马森（Tracy Masson）

数码能量产品的好处
Benefits of TRT Quantum Resonance Technology Products

Digital C60

强大的抗氧化剂，能使神经系统受到保护和再生。

Powerful antioxidants can protect and regenerate the nervous system.


DIGITAL C60

抗病毒；刺激免疫系统；增强精神敏锐度；降低许多疾病的风险

Anti-virus; stimulates the immune system; enhances mental acuity; reduces the risk of many diseases

EOSTRE线下产品
Offline Products






EOSTRE
元气不锈钢吊坠 – TRT
Vitality Pendant

EOSTRE元气不锈钢吊坠可以提高人体的力量，耐力、柔韧性、平衡力等，恢复身体的自我调节能力。吊坠本身不带电，所以不存在任何电磁波辐射，反而它还能把原本对我们伤害极大的手机、电脑等电磁辐射转换成对我们人体有益的共振能量波！设计符合现代审美观，EOSTRE元气不锈钢吊坠让您轻轻松送就能恢复人体健康，只要坚持佩戴即可发挥最大效果。

EOSTRE vitality stainless steel pendant can improve the body's strength, endurance, flexibility, balance, etc., and restore the body's self-regulating ability. The pendant itself is not charged, so there is no electromagnetic radiation. Instead, it can also convert electromagnetic radiation from mobile phones, computers, etc. that originally caused great harm to us into resonance energy waves that are beneficial to our bodies! The design is in line with modern aesthetics. The EOSTRE stainless steel pendant allows you to restore human health easily, as long as you wear it for maximum effect.

提高睡眠质量
Improve sleep quality

改变EMF辐射
和有害电磁波
Change EMF radiation and harmful electromagnetic waves

人体生物场
的平衡与协调
The balance and coordination of the human biological field

好处:

- **改善身体血液微循环**
- **活血化瘀，消炎镇痛**
- **改善皮肤亚健康状态**
- **促进细胞再生，延缓细胞衰老**
- **明显改善男性前列腺炎和女性痛经等症**

Benefits:

- **Improve blood microcirculation**
- **Promotes blood circulation and removes blood stasis, reduces inflammation and relieves pain**
- **Improve skin sub-health status**
- **Enhance cell regeneration and delay cell aging**
- **Significantly improve male prostatitis and female dysmenorrhea embolism**


零售价：USD $ 360 美金
代理售价：USD $ 300 美金

EOSTRE
能量水晶吊坠
Crystal Pendant

Eostre 80% 以上的远红外线
超过25 种矿物质
水晶吊坠使用先进的纳米技术知识在韩国制造。天然矿物质在结构上结合起来，可以恢复身体的平衡和和谐。通过使用这种水晶吊坠，可以增强人体生物能量场的流通和平衡，改善血液循环，最小化我们体内水簇的大小，将导致细胞功能的改善，更好的能量和活力。

Eostre 80% far infrared
More than 25 mineral crystal pendants are manufactured in Korea using advanced nanotechnology knowledge. Natural minerals are structurally combined to restore the body's balance and harmony. By using this crystal pendant, you can enhance the circulation and balance of the human biological energy field, improve blood circulation, and minimize the size of the water clusters in our body, which will lead to improved cell function, better energy and vitality.

提高睡眠质量
Improve sleep quality

改变EMF辐射
和有害电磁波
Change EMF radiation and harmful electromagnetic waves

人体生物场
的平衡与协调
The balance and coordination of the human biological field

好处:
- **加强体内每个细胞的能量**
- **减缓炎症和肿胀**
- **提升脑力思维及专注力**
- **促进血液循环**
- **改善免疫系统**

Benefits:
- **Strengthen the energy of every cell in the body**
- **Slow down inflammation and swelling**
- **Improve mental thinking and concentration**
- **Promotes blood circulation**
- **Improve the immune system**



零售价：USD $ 120 美金
代理售价：USD $ 100 美金

EOSTRE
量子光盘
Quantum Disc



零售价：USD $ 360 美金
代理售价：USD $ 300 美金

EOSTRE量子光盘不是药，更不是针对某种疾病配置的药品，EOSTRE量子光盘作用到人体后会对机体的细胞产生每秒高达上亿次的震动，剥离抖落细胞内壁的毒垢垃圾，然后随着身体的新陈代谢排出体外，促进血液微循环，提高人体自身免疫力，解除现代人形成疾病的因素，从而恢复健康体魄的能量产品。EOSTRE量子光盘可加速循环，使代谢更加旺盛，提高机体组织器官功能，延缓器官衰退进程。EOSTRE量子光盘的能量是在所有太阳光中最能够深入皮肤和皮下组织的一种射线。由于量子的能量与人体内细胞分子的振动频率接近，“生命光波”。

The EOSTRE quantum disc is not a medicine, nor a drug configured for a certain disease. After acting on the human body, the EOSTRE quantum disc will generate hundreds of millions of vibrations per second to the cells of the body, peeling off the toxic dirt that shakes off the inner wall of the cell, and then The body's metabolism is excreted from the body, promotes blood microcirculation, improves the body's own immunity, relieves the factors of modern people's disease, and thus restores healthy energy products. EOSTRE quantum disc can accelerate circulation, make metabolism more vigorous, improve the function of body tissues and organs, and delay the process of organ decline. The energy of the EOSTRE quantum disc is the kind of rays that can penetrate the skin and subcutaneous tissues most among all sunlight. Since the energy of quantum is close to the vibration frequency of cell molecules in human body, "life light wave".

有助血液循环
Helps blood circulation

促使微血管扩张
Promotes dilation of micro vessels

加强免疫力
Strengthen immunity

防止老化
Anti-aging

好处:
- 防止老化
- 促使微血管扩张，加速血液循环
- 强化免疫系统
- 清除血管囤积物及体内有害物质
- 将妨害新陈代谢的障碍清除
- 促进酵素生成，达到活化组织细胞

Benefits:
- Prevent aging
- Promote dilation of micro vessels and accelerate blood circulation
- Strengthens the immune system
- Remove vascular deposits and harmful substances in the body
- Remove obstacles to metabolism
- Promote enzyme production to achieve activation of tissue

EOSTRE
莎娜丽能量床垫
Sanare Sleep Mat



零售价：USD $ 3600 美金
代理售价：USD $ 3000 美金

款式新颖优雅，采用高品质、高精度的特殊功能面料和技术，莎娜丽能量床垫采用4大元素，提高睡眠效率，将整体的能量和健康调节到一个新的水平。通过红外线量子能量全方位植入，根据原有物体的频率上再加载一种微观世界看不到的量子能量转植入，人体不需要借助任何工具，便可在睡眠中实现激发人体自愈系统和自我修复功能。

The style is novel and elegant, using high-quality, high-precision special functional fabrics and technologies. The Sanare Energy Mattress uses 4 major elements to improve sleep efficiency and adjust the overall energy and health to a new level. Through the full-scale implantation of infrared quantum energy, according to the frequency of the original object, a quantum energy that cannot be seen in the microscopic world is transferred and implanted. Self-healing function.

提高睡眠品质
Improve sleep quality

防静电
Anti-static

有助血液循环
Helps blood circulation

抗螨质量
Anti-mite quality

防水脉波质料
Waterproof pulse wave material

好处:
- 抑菌功效，无噪音，无震动
- 提高睡眠效率
- 款式新颖优雅，特殊功能面料
- 防水脉波及防静电质料
- 将整体里的能量和健康调节到一个新的水平

Benefits:
- Antibacterial effect, no noise, no vibration
- Improve sleep efficiency
- Fashionable and elegant, special functional fabric
- Waterproof pulse wave and antistatic materials
- Adjust the overall energy and health to a new level

EOSTRE

莎娜丽能量床垫

Sanare Sleep Mat



银离子能量丝料
纳米海绵层
3D立体气流床垫层
绝缘面料
纳米银织物料

远红外线和纳米银离子的功能

远红外线

- 使身体有效地透过排汗祛除体内的积累物
- 舒缓紧张情绪和减轻压力
- 改善淋巴系统
- 增强免疫力
- 促进器官组织的血液循环

纳米银离子

- 具有抗菌特性
- 抑制细菌和真菌的生长
- 无毒无害、无刺激、无过敏
- 缓解轻度烧伤、牛皮癣、湿疹及其他敏感皮肤的不适

EOSTRE

莎娜丽能量床垫

Sanare Sleep Mat



Silver Iron Energy Textile

Nano Cotton Layer

3D Textile Air Cushion

Water Vein Energy Textile

F.I.R Layer Come Out Far Infrared

Functions of Far Infrared and Nano Silver Ions

Far Infrared

- Allows the body effectively eliminate the accumulation in the body through perspiration
- Relieve tension and reduce stress
- Improve lymphatic system
- Enhance immunity
- Promote blood circulation of organs and tissues

Nano silver ion

- Has antibacterial features
- Inhibit the growth of bacteria and fungi
- Non-toxic, harmless, non-irritating and non-allergenic
- Relieve the discomfort of mild burns, hides, eczema and other sensitive skin


E BOOSTER

TRT Quantum Resonance的音频是透过
高科技数位健康应用程序的功能。
Subtle Energy's audio is through the
functionality of high-tech digital health applications.



Eostre是拥有一系列以共振频率数码， 化为能量产品。
Eostre has a series of digital products with resonance frequency,
which are turned into energy products.

两者主要好处
Main Benefits of both

提升精力与幸福感
Improve energy and sense of happiness

减轻疲劳与时差的症状
Reduce the symptoms of fatigue and jet lag

恢复平衡力
Restore balance

提高精神
Enhance Vitality

提高清晰能力
Improve Clarity

改善睡眠品质
Improve sleep quality

屏蔽EMF辐射所带来的伤害
Shield the damage caused by EMF radiation

EOSTRE产品文凭
Product Certification



Pilot Study of
Eostre Life Force Diffuser on the Energy of Space



KOREA FAR INFRARED ASSOCIATION
KOREA INSTITUTE OF FAR INFRARED APPLIED ESTIMATION
CERTIFICATE OF TESTING RESULT
TEST RESULTS
EOSTRE
0.87



KOREA FAR INFRARED ASSOCIATION
KOREA INSTITUTE OF FAR INFRARED APPLIED ESTIMATION
CERTIFICATE OF TESTING RESULT
TEST RESULTS
THERMOGRAPHY



KOREA FAR INFRARED ASSOCIATION
KOREA INSTITUTE OF FAR INFRARED APPLIED ESTIMATION
CERTIFICATE OF TESTING RESULT
TEST RESULTS
THERMOGRAPHY

EOSTRE产品文凭
Product Certification



Министерство спорта Российской Федерации

Федеральное государственное бюджетное учреждение
«САНКТ-ПЕТЕРБУРГСКИЙ
НАУЧНО-ИССЛЕДОВАТЕЛЬСКИЙ ИНСТИТУТ ФИЗИЧЕСКОЙ КУЛЬТУРЫ»

Evaluation of the Report
"Certification Tests of the Yippi Wave 3.0
(Wellness Functions) on Humans, Water and Space"

Professor Dr. Konstantin G. Korotkov, Deputy Director of the Saint Petersburg Federal Research Institute of Physical Culture of the Ministry of Sport of Russia certifies, that the following product of the TOGA LIMITED company (Nevada, USA) has been analyzed and tested and is summarized as follows:

Product
Yippi Wave 3.0

- Quantum Nutrition
- Sleep Support
- Quantum Healthcare
- Relaxation
- Brain Enhancement

1. The tests informed Yippi Wave 3.0 increases and balances the levels of energy and harmony in humans. It has a positive direct building up consequence on the bio-energetic state of humans.
2. The tests informed Yippi Wave 3.0 has a positive effect on water and space.
3. After careful evaluation of the report we may conclude that all experiments was done in accordance with CONSORT protocol, all conclusions and results may be accepted as significant.

Professor, Doctor of Science

Professor Dr. Konstantin G. Korotkov
11.11.2019



In this analysis we paid attention to three main parameters:

Area, Intensity, Energy

Example 1 below:



Example 2 below:

EOSTRE
优势 Advantages



传统：顾客需要每个月重复购买

EOSTRE优势：到EOSTRE APP下载软件便可使用

Traditional Way: Customers need to re-purchases every month

EOSTRE Advantage: **You can use it by downloading software from EOSTRE APP**



传统 ：的营养品需要口服 （安全性）

EOSTRE优势：手机操作，不担心服食分量超标

Traditional Way: Nutritional products need to be taken orally (safety)

EOSTRE Advantage: **Mobile phone operation, don't worry about taking too much.**

一机在手，健康我有

Dr. Konstantin Korotkov
著作 Published Books


Human Light System
DrK
Human Light System
The Biointernet
Devices
DrK Book Shop
IUMAB Pro
Home / DrK Book Shop
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Bio-Well
BEST GDV COURSE
Bio-Well
Electrophotonic analysis
Art
30 min.
Best Choice
Best GDV Course
Bio-Well
Bio-Well book
Best Choice
Electrophotonic Analysis in Medicine

Dr. Konstantin Korotkov
著作 Published Books


The Energy
of Health

The Energy of Health: Understanding Bio-Well Analysis


The Emerging
Science of Water

The Emerging Science of Water: Water Science in the XXIst Century


Energy of
Consciousness

The Energy of Consciousness


Light
after
Life
a scientific journey
into the spiritual world
Dr Konstantin Korotkov

Light after Life: Experiments on Afterlife (NEW EDITION, 2018)


ENERGY FIELDS
ELECTROPHOTONIC
ANALYSIS
IN HUMANS AND NATURE

Energy Fields Electrophotonic Analysis in Humans and Nature: Energy Fields Analysis

Dr. Konstantin Korotkov
文章 Articles

IUMAB Review 2014 - GDVCAMERA Bio-Well

IUMAB Review Annual Digest of International Union of Medical and Applied Bioelectrography Established by Professor Pavel Bundzen and Kirill Korotkov in 1998 The International Union of Medical and Applied Bioelectrography publishes the... more

IUMAB Review 2010

IUMAB Review Annual Digest of International Union of Medical and Applied Bioelectrography Established by Professor Pavel Bundzen and Kirill Korotkov in 1998 The International Union of Medical and Applied Bioelectrography publishes the... more

Human Light System Online Course

Human Light System Online Course
experimental 5 years online course
Since 2014

HLS 1.0 – 2014-2015 Season
HLS 2.0 – 2016-2017 Season

Workshops, Online Courses, Congress

Dr. Konstantin Korotkov
文章 Articles

Human Light System - information transfer using electromagnetic waves (Light) IUMAB Research project Major Biological system

Human Light System - information transfer using electromagnetic waves (Light) IUMAB Research project

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 278 Views | 10 Business, Psychology, Social ...

GDV BIO-WELL quick start

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 76 Views | 2 Biowell Gdv, Bioelectrography

Bio-Well Book 2017: What Can You Do With Your Bio-Well Instrument.

Bio-Well Revolutionary Instrument to Reveal Energy Fields of Human and Nature What Can You Do With Your Bio-Well Instrument

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 723 Views | 8 Biophysics, Biology, Biophotoni...

GDVPLANET Devices 2017

GDVPLANET Catalog 2017. Devices for the Human Light System. Powered by Korotkov.

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 93 Views | 10 Business, Psychology, Social ...

Dr. Konstantin Korotkov
文章 Articles

Bio-Well Book 2016

Bio-Well – model of GDVCAMERA by Dr. Korotkov Bio-Well is a revolutionary tool based on Gas Discharge Visualization technique (Kirlian effect, Electro-Photonic Imaging, etc) made specially for express-assessment of the functional or... more

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 168 Views | 7 Information Technology, Techn...

BioCor Manual

BIOCOR is a unique device by Dr. Kozhemyakin, that aids in shifting and correcting your energy state and balance through the use of high frequencies. This device can be used independently from BioWell or it can be used in conjunction with... more

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 122 Views | 8 Music, Musicology, Energy, Bio...

Bio-Well Manual 2015

Bio-Well Software Manual. Version 5.0. 2015

Bio-Well - http://www.gdvplanet.com/bio-well-2/

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 1,220 Views | 4 Bio Technology, GDV-method, ...

GDV in Medicine

Electrophotonic Analysis in Medicine. GDV Bioelectrography research. Dr. Ekaterina Yakovleva and Dr. Konstantin Korotkov This book is a survey of papers dedicated to Electrophotonic Imaging (EPI) GDV Bioelectrography applications in... more

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 560 Views | 7 Psychology, Biology, Medicine, ...

Dr. Konstantin Korotkov
文章 Articles

Human Energy Field

This book is dedicated to the presentation of the scientific foundations and practical applications of the Gas Discharge Visualization (GDV) technique. This technique represents a revolutionary new method for the study of biological... more

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 72 Views | 12 Psychology, Physics, Philosop...

History of the Bioelectrography (UPD 2018)

History of the Bioelectrography
Since 500BC

Kirlian Photography, Electrophotography, Kirliangraphy, Electrophotonic Imaging, Gas Discharge Visualisation, etc

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 160 Views | 21 Electronic Engineering, History...

Bio-Well Manual 2017

Bio-Well Operation Manual 2017 Electrophotonics Bio-Well – model of GDVCAMERA by Dr. Korotkov Bio-Well is a revolutionary tool based on Gas Discharge Visualization technique (Kirlian effect, Electro-Photonic Imaging, etc) made... more

+ SAVE TO LIBRARY | DOWNLOAD | by Kirill Korotkov | 89 Views | 6 Bioelectrônica, GDV-method, Bi...

免责声明 Disclaimer

- 任何Eostre产品不是医疗设备，不是药物，无意用在诊断、治疗、治愈或预防任何医疗状况。如健康上有任何的不适之处需要咨询医生。
- 本文所提供的信息仅用于教育用途，不能替代您的医生或其他医疗保健专业人员的建议，也不能替代任何产品标签或包装上或其中所包含的任何信息。
- 您不应将本文的信息用于任何健康问题的诊断或治疗或任何药物或其他治疗方法的处方。
- 在未事先咨询医生之前，您绝不可停止服药。对于任何磁疗产品的健康益处，我们没有作出任何疗效声明。效果因人而异，您使用后的效果可能与所陈述的效果相同或不同。
- 我们没有做出任何明示或暗示的承诺、担保或保证您将得到任何特定的效果。

- Eostre products is not a medical device and is not intended to diagnose, treat, cure or prevent any medical condition.
- The information provided in this article is for educational purposes only and is not intended as a substitute for advice from your doctor or other health care professionals or any information contained on or in any product label or packaging.
- You should not use the information in this article for diagnosis or treatment of any health problem or for prescription of any medication or other treatment.
- You should not stop taking any medication without first consulting your physician. We do not make any therapeutic claims regarding the health benefits of any magnetic therapy products. Results vary with every individual, and your results may or may not be different from what are being represented.
- No promises, guarantees or warranties, whether stated or implied, have been made that you will produce any specific result

能量与磁场
Energy and Magnetic Field

- 科技还有高端的仪器才能探测（肉眼看不见）
- 人的磁场我们可以感觉得到
- 人体的能量场大概有3尺到5尺的范围
- 如果能量差 - 精神差， 体力差， 决策错， 人缘差
- 能量饱满 – 精神旺， 体力佳， 工作顺， 事业好， 财运通

我们产品的功能是用全世界最好的GDV machine测量＞Biowell探测器



- Technology can only be detected by high-end instruments (invisible to the naked eye)
- We can feel the magnetic field
- The energy field of the human body has a range of 3 feet to 5 feet
- If the energy is poor-Poor spirit, poor physical strength, wrong decision, bad luck
- Full of energy-Strong spirit, good physical strength, smooth work, good career, good fortune

The function of our products is measured by the best GDV machine in the world ＞ Biowell detector



什么是 What is BIOWELL ?

Kirlian效应，在Konstantin Korotkov博士的指导下，一组科学家开发了GDV技术，并创建了一种可产生人手指气体放电图像的设备。 GDV技术已获得专利，其硬件通过了技术，毒理学和临床测试；它已在俄罗斯联邦卫生部的医疗设备公共登记册中注册。GDV技术已经赢得了许多专家的认可，并且与其他电子照相方法一起被用于医学，专业运动和健身，疗养院和疗养胜地，美容业，心理学和心理生理学的各个领域，以及基础和应用研究。

On the basis of Kirlian effect, a team of scientists under the guidance of Dr. Konstantin Korotkov developed the GDV Technique and created a device to produce gas discharge images of human fingers.
The GDV Technique is patented, the hardware passed technical, toxicological and clinical tests; it is registered in the public register of medical equipment in the Ministry of Health of the Russian Federation.
The GDV Technique has won the recognition of many specialists and together with other electrographic methods is used in medicine, professional sports and fitness, sanatoria and health resorts, the beauty business, various fields of psychology and psychophysiology, and also in basic and applied research.



什么是 What is BIOWELL？

- **探测人体的能量**
- **Detect human energy**

- **人体的气温Chakra**
- **Human body temperature Chakra**

- **身心灵的磁场**
- **Magnetic field**

- **身体的疾病**
- **Physical diseases**


Crown Chakra
Third Eye Chakra
Throat Chakra
Heart Chakra
Solar Plexus Chakra
Sacral Chakra
Root Chakra

BIOWELL GDV
技术 Technology

Bio-Well（GDV）技术是电脑记录和分析不同对象（特别是人的手指）产生的电子光子发射的原因，这些原因是由于将对象置于设备透镜的高强度电磁场中而导致的。

进行扫描时，会在指尖上施加不到一毫秒的微弱电流。 物体对这种刺激的反应是由光能光子组成的“电子云”的变化形式。 人眼看不到的这种放电的电子“辉光”由摄像系统捕获，然后以图形表示形式转换并传输回去，以显示能量，压力和活力评估。 这些图像然后被映射到人体的不同器官和系统。

此外，它也被用于训练2014年Sochi Games冬奥会的俄罗斯奥林匹克和残奥会运动员。

GDV Technique (Bio-Well) is the computer registration and analysis of electrophotonic emissions of biological objects (specifically the human fingers) resulting from placing the object in the high-intensity electromagnetic field on the device lens.

When a scan is conducted, a weak electrical current is applied to the fingertips for less than a millisecond. The object's response to this stimulus is the formation of a variation of an "electron cloud" composed of light energy photons. The electronic "glow" of this discharge, which is invisible to the human eye is captured.

In addition, it is also used to train Russian Olympic and Paralympic athletes at the 2014 Sochi Games Winter Olympics.



Ministry of Sport of Russian Federation
Saint Petersburg Research Institute of Physical Culture
INNOVATIVE
TECHNOLOGIES
IN RUSSIAN SPORT

这本书介绍了圣彼得堡体育文化研究所开发的创新技术在体育中的应用结果，俄罗斯体育部接受所有技术用于俄罗斯奥林匹克和残奥会队伍的训练过程。

This book introduces the results of the application of innovative technologies developed by the Saint Petersburg Sports Culture Institute in sports. The Russian Ministry of Sports accepts all technologies for the training process of the Russian Olympic and Paralympic teams.

BIOWELL 简介

Introduction



产品简介

https://www.youtube.com/watch?v=pTjyEwYRkF4

简易安装步骤

① 开启电脑，利用游览器www.bio-well.com 下载应用软体 ：Bio-well
② 连接Bio-well主机到电脑USB插槽
③ 到www.bio-well.com网址注册,启动（active）分析功能
④ 依注册的用户称及密码启动应用软件(Bio-well)

简单操作手册

① 每天使用前请先作校正，换地方做检测也必须先做校正
② 先取下手指头照像做嵌座
③ 校正头嵌入到Bio-well主机
④ 接地线由校正头连接到Bio-well 主机后面接头
⑤ 折行校调，校调完成，取下校正头换上手指头照相用嵌座
⑥ 添加接收检测人员的个人基本资料
⑦ 开始作十根手指头的完成扫描，有绿色打勾才算完成，否则要重新扫描
⑧ 作云端分析，报告自动下载存档
⑨ 最后即可作检测结果的分析，比对，与列印

BIOWELL 简介
Introduction



Product
Introduction
https://www.youtube.com/watch?v=pTjyEwYRkF4

Easy Installation Steps

① Turn on the computer and use the browser www.bio-well.com to download the application software: Bio-well
② Connect Bio-well host to computer USB slot
③ Go to www.bio-well.com website to register and start (active) analysis function
④ Start the application software (Bio-well) according to the registered user name and password

Simple Operation Manual

① Please calibrate before use every day
② First take the photo of your finger to make a inlay
③ The calibration head is embedded in the Bio-well host
④ The ground cable is connected to the connector on the back of the Bio-well main unit by the calibration head
⑤ Fold the line and adjust it. After the adjustment is completed, remove the calibration head and replace it with a fingertip camera mount
⑥ Add the basic personal data of the receiving and testing personnel
⑦ Start to complete the scanning of ten fingers, only the green tick is considered to be completed, otherwise Rescan
⑧ Cloud analysis, report download and archive automatically
⑨ Finally, analysis, comparison, and printing of test results

BIOWELL GDV摄像机2.0 优势 Advantages

- 扫描过程快速，简单且无干扰
- 使用BioWell附件包附件，还可以测量环境和体能量！
- 通过正常的alopathy测试
  我们必须进行许多测试，例如血液测试，X射线，MRI，CT 扫描
  超声检查以及许多其他用于全身诊断的测试。
- 通过Bio-Well，我们可以在30分钟内获得全身诊断。

- The scanning process is quick, easy and non-intrusive... do it daily for best results!
- A powerful tool that provides you with a wealth of rich data to help identify areas to tend to as you work towards personal coherence
- Get real time feedback on what factors – positive and negative – affect your energy state
- View each scan in a variety of interesting ways with up to 7 result display options
- With the BioWell accessory pack add-on, measure environment and object energies too!
- By normal alopathy Test, we have to go for many many test like blood test, X-Ray, MRI, CT Scan, Sonography and many more tests for full body diagnosis.By Bio-Well we can get full body diagnosis in 30 Minutes.


Right
https://www.iumab.org/bio-well-人体能量场分析仪/

钛金属圆柱传感器原理探讨
Discussion on the Principle of Titanium Cylindrical Sensor


3
5
1
2
3
4

Figure 1: Priniciple of study of electrophotonic glow of liquids. 1 – liquid meniscus; 2 – transparent quartz electrode; 3 – impulse generator; 4 – optical system; 5 – metal electrode.

- 钛金属不易受磁场影响，但钛圆柱与气体排放可视化技术（GDV）配搭组成一体化光电集成传感器，在理论上可行，测试时施加到石英透明镜面背部导电层的7KV高压及1000Hz频率，1000Hz频率是石英透明镜面介质（二氧化硅玻璃）频率范围。利用钛金属在强电场下有介质阻挡放电（DBD）扩散电光效应，可测量电场信号的幅值、频率信息。缺点是稳定度较差，优点不需复杂电子组件，适合这类非线性仪器应用。

- 本分析仪校正是运用钛金属圆柱传感器配合计算机与Bio-Well 云端联接作可靠数据校正，校正直到符合标准的参数。

- Titanium is not easily affected by the magnetic field, but the combination of the titanium cylinder and the gas emission visualization technology (GDV) forms an integrated photoelectric integrated sensor, which is theoretically feasible. The 7KV high voltage and 1000Hz frequency, 1000Hz frequency applied to the conductive layer on the back of the quartz transparent mirror during testing It is the frequency range of quartz transparent mirror medium (silica glass). The use of titanium metal in the strong electric field has a dielectric barrier discharge (DBD) diffusion electro-optic effect, which can measure the amplitude and frequency information of the electric field signal. The disadvantage is that the stability is poor, the advantage does not require complex electronic components, suitable for this type of nonlinear instrument applications.

- The calibration of this analyzer is to use a titanium cylindrical sensor in conjunction with a computer and Bio-Well cloud connection for reliable data calibration, until the calibration meets the standard parameters.

BIOWELL
讲座会 Seminar







Dr. Anura







整体能量图
Overall Energy Diagram



分析
健康狀況
內在能量
平衡
生物節律
手指
全影稿
能量 71 焦耳 (×10-2) 平衡 95%
切換至3D圖

数据化图表

透过光学扫描人体能量波长并数据化和视觉化制成图文数据化档案。

Data chart

Through optical scanning of human body energy wavelength and data and visualization to create graphic data files.

能量图见证
Energy Diagram Testimony


Energy Field

之前 Before


Energy Field

之后 After

脉轮的能量及平衡度
Chakra Energy and Balance



分析
平衡
脈輪 排列 94% 指標 100% 平均能量 6 焦耳 (×10-2)
看平衡視圖
右邊 外向
左邊 內向

脉轮数据化图表

透过光学扫描人体能量的数据里推测判断个人的人体脉轮状况和即时人体基本健康报告。

Chakra Data Chart

Through optical scanning of human energy data, we can speculate and judge the individual's human chakra status and real-time basic human health report.

脉轮的能量见证
Chakra Energy Testimony



之前 Before



之后 After

脉轮的能量见证
Chakra Energy Testimony



之前 Before



之后 After

BIOWELL
优惠 Promotion

凡购买者将参与2020年8月8日，晚上8点的线上教学课程

All buyers will participate in the online teaching course at 8 pm on August 8, 2020.

*位子有限，先到先得。

* Limited seats, first come first served.

总结 Summary

第一代TRT™（声音和光）将升级为第二代TRT™（声音）

The first generation TRT ™ (sound and light) will be upgraded to Second-generation TRT ™ (sound)

了解到有些代理怀念旧的一代，因此开放出售，代理可以用PP订阅Wavemax（仅限一年）

Knowing that some agents miss the old generation,So open for sale, agents can use PP Subscribe to Wavemax (one year only)



Wavemax



好处 Benefits -

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- **减少**更年期症状
- **调节**心率及血压

- **Increasing** nutrition uptake
- **Balancing the** energy within our bodies
- **Keep mind** sharp and focus
- **Relaxation**
- **Reducing** menopause symptoms
- **Regulate** heart rate and blood pressure

E Booster APP
总结 Conclusion

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  - 解决货源的问题
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- 安全性 - 用户不需担心营养品的成分和味道等

Number 1 in Asia

- 10 FREE functions
- MORE THAN 40 chargeable functions
- Meet the requirements of FDA certification
- Subversion of traditional health products【E-Health】
  -Solve the problem of supply
  -Solve logistics problems
- Safety - Users do not need to worry about the ingredients and taste of nutrition


E BOOSTER

EOSTRE

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